QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2004

OPTIMAL ROBOTICS CORP. (Exact Name of Registrant as Specified in its Charter)
Canada (State or Other Jurisdiction of Incorporation)
0-28572 (Commission File Number)	98-0160833 (IRS Employer Identification No.)
4700 de la Savane, Suite 101, Montréal, Québec, Canada H4P 1T7 (Address of Principal Executive Offices, Including Zip Code)
(514) 738-8885 (Registrant's Telephone Number, Including Area Code)

        This Amendment No. 1 to the Current Report on Form 8-K of Optimal Robotics Corp. (the "Registrant") amends and restates in its entirety the Current Report on Form 8-K of the Registrant, dated March 9, 2004, and filed with the Securities and Exchange Commission on March 10, 2004. This Amendment No. 1 is being filed to add Exhibit 99.4, which is a copy of a press release issued by the Registrant on March 25, 2004. No other revisions have been made.

ITEM 5.	OTHER EVENTS

Exhibit 99.1	Optimal Robotics Corp. Notice of Annual and Special Meeting of Shareholders dated March 5, 2004.
Exhibit 99.2	Joint Management Information Circular and Proxy Statement of Optimal Robotics Corp. and Terra Payments Inc. dated March 5, 2004.
Exhibit 99.3	Optimal Robotics Corp. Class "A" shares Proxy, solicited by management for the annual and special meeting of shareholders to be held on April 6, 2004.
Exhibit 99.4	Press release dated March 25, 2004.

SIGNATURES:

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMAL ROBOTICS CORP. (Registrant)

Dated: March 25, 2004	By:	/s/ Holden L. Ostrin Holden L. Ostrin Co-Chairman

QuickLinks

SIGNATURES